UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2019 (May 9, 2019)

CHEMUNG FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-13888	16-1237038
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901

(Address of principal executive offices) (Zip Code)

(607) 737-3711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.16e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Exchange Act:

Common stock, par value $0.01 per share	CHMG	Nasdaq Global Select Market
(Title of each class)	(Trading symbol)	(Name of exchange on which registered

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of Chemung Financial Corporation (“the Corporation”), held on May 9, 2019, shareholders voted on three proposals. The Corporation’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 29, 2019 describes each proposal in detail. Each of the three proposals and vote counts are included below.

Proposal 1: Election of Directors.

a.	The election of five directors for a term of three years expiring in 2022.

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Ronald M. Bentley	3,234,930	178,309	818,384
David M. Buicko	3,327,201	86,037	818,384
Robert H. Dalrymple	3,274,938	138,300	818,384
Jeffrey B. Streeter	3,329,489	83,749	818,384
Richard W. Swan	3,272,834	140,404	818,384

Nominees Bentley, Buicko, Dalrymple, Streeter and Swan were elected.

b.	The election of one director for a term of one year expiring in 2020.

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Larry H. Becker	3,310,995	102,244	818,384

Nominee Becker was elected.

Proposal 2: To approve, on a non-binding, advisory basis, the compensation of the Named Executive Officers of the Corporation and the Bank (“Say-On-Pay”).

Say-on-Pay
Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,219,280	151,145	42,814	818,384

The Corporation’s and Bank’s Named Executive Officers’ compensation was approved.

Proposal 3: Ratification of the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Votes Abstained
4,196,668	20,281	14,673

The appointment of Crowe LLP was ratified.

Item 7.01	Regulation FD Disclosure

On May 9, 2019, Chemung Financial Corporation held its Annual Meeting of shareholders. Anders M. Tomson, President and Chief Executive Officer, made a presentation at the Annual Meeting, which included slides containing financial and other information. A copy of the presentation is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.

99.1	Copy of the presentation given at the 2019 Annual Meeting of Shareholders of Chemung Financial Corporation at the Holiday Inn Elmira – Riverview, 760 East Water Street, Elmira, New York at 2:00 p.m. on May 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

May 10, 2019	By:	/s/ Karl F. Krebs
Karl F. Krebs
Chief Financial Officer and Treasurer